                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 13, 2000

                             Entrada Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-26952
                            (Commission File Number)

              DELAWARE                                   33-0676350
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                    10070 Mesa Rim Road, San Diego, CA 92121
             (Address of principal executive offices, with zip code)

                                 (858) 623-3265
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma Financial Information.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Sync Research, Inc., a Delaware corporation "Sync", and Entrada Networks, a Delaware corporation "Entrada" incorporated in the Form S-4/A filed on August 3, 2000 and Form 8-K Item 5 that was filed for Entrada Networks Inc. on October 13, 2000.

The following unaudited pro forma consolidated financial statements between Sync and Entrada will be accounted for as an acquisition of Sync by Entrada and are based upon the respective historical financial statements and notes thereto of Entrada and Sync. The following Pro Forma Consolidated Statement of Operations for the six months ended July 31, 2000 present unaudited pro forma operating results for Entrada as if the transaction between Entrada and Sync had occurred as of the beginning of the periods presented. The following Pro Forma Consolidated Balance Sheet presents the unaudited pro forma financial condition of Entrada as if the merger had occurred as of July 31, 2000. The unaudited pro forma adjustments are described in the accompanying notes. The carrying values of Sync's net assets are equal to their fair values for purposes of these unaudited pro forma financial statements, unless indicated otherwise in the accompanying notes.

The unaudited pro forma financial information presented does not consider any future events, which may occur after the merger. The unaudited pro forma financial information presented does not attempt to quantify any operating expense synergies or cost reductions of the consolidated operations of Sync and Entrada that may or may not be realized after the merger. The unaudited pro forma financial information does not consider the incremental expense, capital or conversion costs, which may be incurred as a result of the merger.

THE UNAUDITED PRO FORMA FINANCIAL INFORMATION IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF THE OPERATING RESULTS OR FINANCIAL POSITION THAT WOULD HAVE OCCURRED HAD THE MERGER BEEN CONSUMMATED AT THE DATES INDICATED, NOR IS IT NECESSARILY INDICATIVE OF FUTURE OPERATING RESULTS OR FINANCIAL POSITION OF THE CONSOLIDATED COMPANIES FOLLOWING THE MERGER.

                                                   ENTRADA NETWORKS, INC.
                                       Pro Forma Consolidated Statement of Operations
                                                         Unaudited
                                           (In Thousands, except per share data)

                                                        Historical                                 Pro Forma
                                       -----------------------------------------         ---------------------------------
                                         Sync Research              Entrada
                                             Year                    Year
                                             ended                   ended
                                       December 31, 1999        January 31, 2000         Adjustments          Consolidated
                                       -----------------        ----------------         -----------          ------------
Net sales                                     $ 18,152              $ 28,771              $     --              $ 46,923
Cost of sales                                    9,905                17,498                    --                27,403
                                              --------              --------              --------              --------
  Gross profit                                   8,247                11,273                    --                19,520

Research and development                         5,503                 6,223                    --                11,726
Selling and Marketing                            5,136                 5,647                    --                10,783
General and Administrative                       2,284                 2,177                   640                 5,101
Non-recurring charges                               --                    --                    --                    --
                                              --------              --------              --------              --------
  Total Operating expenses                      12,923                14,047                   640                27,610
                                              --------              --------              --------              --------
Loss from operations                            (4,676)               (2,774)                 (640)               (8,090)

Other income (expense)                             408                  (613)                   --                  (205)
                                              --------              --------              --------              --------
  Loss before income taxes                      (4,268)               (3,387)                 (640)               (8,295)

Provision for income taxes                           6                    --                    --                     6
                                              --------              --------              --------              --------
Net loss                                        (4,274)               (3,387)                 (640)               (8,301)
                                              ========              ========              ========              ========

Net loss per share, basic and dilutive           (1.22)                (0.80)                                      (0.76)
                                              ========              ========                                    ========

Shares used in computation of net loss
per share, basic and dilutive                    3,493                 4,244                                      10,920
                                              ========              ========                                    ========

                                                   See accompanying notes

                                                    ENTRADA NETWORKS, INC.
                                       Condensed Consolidated Pro Forma Balance Sheets
                                                          Unaudited
                                                        (In Thousands)

                                                                     Historical                          Pro Forma
                                                         -------------------------------       -----------------------------
                                                         Sync Research        Entrada
                                                             as of             as of
                                                         June 30, 2000     July 31, 2000       Adjustments      Consolidated
                                                         -------------     -------------       -----------      ------------
Current Assets:
  Cash and cash equivalents                               $  8,236           $      6           $  8,025           $ 16,267
  Accounts receivable, net                                     732              5,639                 --              6,371
  Inventory, net                                             2,622              3,996                 --              6,618
  Due from affiliates                                           --                157                 --                157
  Prepaid expenses and other current assets                    751                228                 --                979
                                                          --------           --------           --------           --------
    Total Current Assets                                    12,341             10,026              8,025             30,392
                                                          --------           --------           --------           --------

  Property and Equipment, net                                1,322              1,211                 --              2,533
  Goodwill                                                      --                 --              3,201              3,201
  Capitalized software, net                                     55                813                 --                868
                                                          --------           --------           --------           --------
    Total Other Assets                                       1,377              2,024              3,201              6,602
                                                          --------           --------           --------           --------
Total Assets                                              $ 13,718           $ 12,050           $ 11,226           $ 36,994
                                                          ========           ========           ========           ========

Current Liabilities:
  Accounts payable                                        $  1,202           $  2,435           $    900           $  4,537
  Accrued liabilities                                        2,564              2,127                 --              4,691
  Short-term debt                                               --              3,363                 --              3,363
  Current maturities of capitalized lease obligations           23                381                 --                404
  Income taxes payable                                          --                 --                 --                 --
                                                          --------           --------           --------           --------
    Total Current Liabilities:                               3,789              8,306                900             12,995
                                                          --------           --------           --------           --------

Capital lease obligations less current maturities                5                181                 --                186
Due to former parent company                                    --             26,086            (26,086)                --
                                                          --------           --------           --------           --------
    Total Liabilities                                        3,794             34,573            (25,186)            13,181
                                                          --------           --------           --------           --------

Stockholder's Equity:
  Common stock                                                   4                  1                  6                 11
  Preferred Stock                                            2,066                 --             (2,066)                --
  Additional paid-in capital                                72,017              5,761            (26,245)            51,533
  Accumulated deficit                                      (64,163)           (28,285)            64,717            (27,731)
                                                          --------           --------           --------           --------
    Total Stockholder's Equity                               9,924            (22,523)            36,412             23,813
                                                          --------           --------           --------           --------
Total liabilities and stockholder's equity                $ 13,718           $ 12,050           $ 11,226           $ 36,994
                                                          ========           ========           ========           ========

                                                    See accompanying notes

                                              ENTRADA NETWORKS, INC.
                                  Pro Forma Consolidated Statement of Operations
                                                     Unaudited
                                       (In Thousands, except per share data)

                                                        Historical                            Pro Forma
                                             --------------------------------      ------------------------------
                                             Sync Research        Entrada
                                              Six Months         Six Months
                                                 ended             ended
                                             June 30, 2000      July 31, 2000      Adjustments       Consolidated
                                             -------------      -------------      -----------       ------------
Net sales                                       $ 5,568           $ 9,751           $     --           $ 15,319
Cost of sales                                     6,113             9,093                 --             15,206
                                                -------           -------           --------           --------
  Gross profit                                     (545)              658                 --                113

Research and development                          2,128             2,352                 --              4,480
Selling and Marketing                             1,628             2,758                 --              4,386
General and Administrative                        1,402             1,052                320              2,774
Non-recurring charges                                --             2,088                 --              2,088
                                                -------           -------           --------           --------
  Total Operating expenses                        5,158             8,250                320             13,728
                                                -------           -------           --------           --------
Loss from operations                             (5,703)           (7,592)              (320)           (13,615)

Other income (expense)                              212              (225)                --                (13)
                                                -------           -------           --------           --------
  Loss before income taxes                       (5,491)           (7,817)              (320)           (13,628)

Provision for income taxes                            1                --                 --                  1
                                                -------           -------           --------           --------
Net loss                                         (5,492)           (7,817)              (320)           (13,627)
                                                =======           =======           ========           ========

Net loss per share, basic and dilutive            (1.56)            (1.84)                                (1.25)
                                                =======          ========                              ========

Shares used in computation of net loss
per share, basic and dilutive                     3,527             4,244                                10,920
                                                =======          ========                              ========

                                              See accompanying notes

                                                    ENTRADA NETWORKS, INC.
                                              Pro Forma Balance Sheet Adjustments
                                                           Unaudited
                                                        (In Thousands)

                                                                              Unaudited Pro Forma Adjustments
                                                         --------------------------------------------------------------------
                                                           Convertible                             Merger
                                                            Preferred            Merger            Costs
                                                               (a)                 (b)              (c)             Total
                                                         ----------------    -------------      -----------     -------------
Current Assets:
  Cash and cash equivalents                                  $    --           $  8,025           $   --          $  8,025
  Accounts receivable, net                                        --                 --               --                --
  Inventory, net                                                  --                 --               --                --
  Due from affiliates                                             --                 --               --                --
  Prepaid expenses and other current assets                       --                 --               --                --
                                                             -------           --------           ------          --------
    Total Current Assets                                          --              8,025               --             8,025
                                                             -------           --------           ------          --------

  Property and Equipment, net                                     --                 --               --                --
  Goodwill                                                        --              1,747            1,454             3,201
  Capitalized software, net                                       --                 --               --                --
                                                             -------           --------           ------          --------
    Total Other Assets                                            --              1,747            1,454             3,201
                                                             -------           --------           ------          --------
Total Assets                                                 $    --           $  9,772           $1,454          $ 11,226
                                                             =======           ========           ======          ========

Current Liabilities:
  Accounts payable                                           $    --           $     --           $  900          $    900
  Accrued liabilities                                             --                 --               --                --
  Short-term debt                                                 --                 --               --                --
  Current maturities of capitalized lease obligations             --                 --               --                --
  Income taxes payable                                            --                 --               --                --
                                                             -------           --------           ------          --------
    Total Current Liabilities:                                    --                 --              900               900
                                                             -------           --------           ------          --------

Capital lease obligations less current maturities                 --                 --               --                --
Due to former parent company                                      --            (26,086)              --           (26,086)
                                                             -------           --------           ------          --------
    Total Liabilities                                             --            (26,086)             900           (25,186)
                                                             -------           --------           ------          --------

Stockholder's Equity:
  Common stock                                                     2                  4               --                 6
  Preferred Stock                                             (2,066)                --               --            (2,066)
  Additional paid-in capital                                   2,064            (28,309)              --           (26,245)
  Accumulated deficit                                             --             64,163              554            64,717
                                                             -------           --------           ------          --------
    Total Stockholder's Equity                                    --             35,858              554            36,412
                                                             -------           --------           ------          --------
Total liabilities and stockholder's equity                   $    --           $  9,772           $1,454          $ 11,226
                                                             =======           ========           ======          ========

                             ENTRADA NETWORKS, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A. ACCOUNTING PERIODS - The Company has prepared the accompanying audited financial data of January 31, 2000, and the unaudited July 31, 2000, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.

B. PRO FORMA ADJUSTMENTS - Pro forma Condensed Consolidated Financial Statements as of July 31, 2000

(1) On August 31, 2000 Sync Research, Inc. acquired all the outstanding capital of a wholly owned subsidiary of Osicom Technologies, Inc. that was doing business as Entrada Networks. The shareholders of Entrada Networks received common shares equal to the outstanding stock at the time of the merger or 4,244,155 shares as well as an additional 2,448,818 shares of common stock for cash of $8.025 million. As a result of the merger and stock sale the former shareholder of Entrada Networks held a majority interest in the combined entity that was renamed Entrada Networks, Inc. from Sync Research, Inc. Generally accepted accounting principles require in certain circumstances that a company whose shareholders retain the majority voting interest in the combined business to be treated as the acquirer for financial reporting purposes. Accordingly, the merger will be accounted for as a "reverse merger" whereby Entrada Networks is deemed to have purchased Sync Research, Inc. However, Sync remains the legal entity and the Registrant for Security and Exchange Commission reporting purposes. As a result of this transaction the Registrant will assume Entrada's year-end of January 31. The accounting treatment of the merger was done under guidelines of purchase accounting that requires the inclusion of the results of operations of Sync from the date acquired.

(2) All of Sync's Preferred Stock Series A of 700,000 shares were converted into Common Stock on the merger date.

(3) The Pro forma Condensed Consolidated Balance Sheet reflects the allocation of approximately $11.7 million to Sync's assets and liabilities based upon a value of $2.75 per share, the closing price of Sync's common stock on the Nasdaq National Market on July 31, 2000. The excess of the net book value of Sync's net assets over the purchase price as of the pro forma balance sheet date, approximately $3.2 million, has been reported as goodwill.

(4) In connection with the merger, the outstanding intercompany payable of $26.08 million due to Entrada's former Parent was converted into equity. This equity contribution has been reflected in the accompanying pro forma condensed consolidated balance sheet.

(5) As of June 30, 2000, merger costs of $554,000 have been incurred, as of September 30, 2000 Entrada has incurred an additional $900,000 direct transaction costs for a total of $1.5 million associated with the merger. These costs consist primarily of fees for investment banking, filings with regulatory agencies, legal, accounting, financial printing and other related costs. These transaction costs have been incorporated in the purchase price and are reflected in the goodwill balance of $3.2 million.

(6) In connection with the merger, the goodwill of $3.2 million is amortized over a 60-month period. For the six months period ended July 31, 2000, $320,000 would have been amortized.

(7) Shares outstanding after the consolidation and merger are computed as follows:

        Shares outstanding from Sync Research                            3,527
        Shares of Sync Stock received by Osicom                          4,244
        Conversion of the Sync Series A preferred stock                    700
        Osicom purchased shares at time of merger                        2,449
                                                                        ------
        Total shares outstanding after the merger                       10,920
                                                                        ======

                             ENTRADA NETWORKS, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

C. PRO FORMA ADJUSTMENTS - Pro forma Condensed Consolidated Statement of Operations as of January 31, 2000

(1) Shares indicated for Sync are the shares outstanding as of December 31, 1999. Shares outstanding for Entrada and the consolidated companies are the shares outstanding at the conclusion of the merger.

 2) In connection with the merger, the goodwill of $3.2 million is amortized over a 60-month period. For the twelve months period ended January 31, 2000, $640,000 would have been amortized.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENTRADA NETWORKS, INC.

Date: November 13, 2000

                                   /s/
                                   -------------------------------------------
                                   Kanwar J.S. Chadha
                                   President and Chief Executive Officer

                                   /s/
                                   -------------------------------------------
                                   Lana Nino
                                   Vice President, Chief Financial Officer
                                   Chief Accounting Officer